The Acquirers Fund
Schedule of Investments
July 31, 2023 (Unaudited)
Shares	Security Description	Value
	COMMON STOCKS - 100.0%
	Basic Materials - 13.3%
17,649	CF Industries Holdings, Inc.	$1,448,630
212,583	ICL Group, Ltd.	1,422,180
8,320	Nucor Corporation	1,431,789
12,276	Steel Dynamics, Inc.	1,308,376
		5,610,975
	Consumer, Cyclical - 16.0%
15,797	Best Buy Company, Inc.	1,311,941
18,142	Century Communities, Inc.	1,400,925
212	NVR, Inc. (a)	1,336,965
10,147	Williams-Sonoma, Inc.	1,406,780
19,539	Winnebago Industries, Inc.	1,344,283
		6,800,894
	Consumer, Non-cyclical - 12.5%
5,513	Amgen, Inc.	1,290,869
34,080	Inmode, Ltd. (a)	1,462,373
17,111	Robert Half, Inc.	1,268,781
3,620	Vertex Pharmaceuticals, Inc. (a)	1,275,471
		5,297,494
	Energy - 24.7%
11,200	Arch Resources, Inc.	1,438,528
118,416	Comstock Resources, Inc.	1,509,804
11,135	EOG Resources, Inc.	1,475,722
25,299	Matador Resources Company	1,407,383
43,886	SM Energy Company	1,592,623
226,585	Southwestern Energy Company (a)	1,468,271
35,309	Warrior Met Coal, Inc.	1,562,423
		10,454,754
	Financial - 12.9%
31,636	Axos Financial, Inc. (a)	1,486,892
10,343	Evercore, Inc. - Class A	1,396,926
21,251	SEI Investments Company	1,338,600
68,032	Virtu Financial, Inc. - Class A	1,262,674
		5,485,092
	Industrial - 17.4%
16,173	Boise Cascade Company	1,673,744
10,438	Builders FirstSource, Inc. (a)	1,507,560
254,361	GrafTech International, Ltd.	1,343,026
17,144	Matson, Inc.	1,602,278
15,607	Mueller Industries, Inc.	1,265,104
		7,391,712
	Technology - 3.2%
10,300	QUALCOMM, Inc.	1,361,351
	TOTAL COMMON STOCKS (Cost $37,228,049)	42,402,272

	SHORT-TERM INVESTMENTS - 0.0% (b)
5,000	First American Government Obligations Fund - Class X, 5.18% (c)	5,000
5,000	First American Treasury Obligations Fund - Class X, 5.20% (c)	5,000
	TOTAL SHORT-TERM INVESTMENTS (Cost $10,000)	10,000
	Total Investments (Cost $37,238,049) - 100.0%	42,412,272
	Other Assets in Excess of Liabilities - 0.0% (b)	12,607
	NET ASSETS - 100.0%	$42,424,879

Percentages are stated as a percent of net assets.
(a)	Non-income producing security.
(b)	Represents less than 0.05% of net assets.
(c)	Rate shown is the annualized seven-day yield as of July 31, 2023.

Summary of Fair Value Disclosure at July 31, 2023 (Unaudited)

The Fund utilizes various methods to measure the fair value of its investments on a recurring basis.  Accounting principles generally accepted in the United States of America ("U.S. GAAP") establishes a hierarchy that prioritizes inputs to valuation methods.  The three levels of inputs are:

Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.
Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves,default rates and similar data.
Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund's own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security.

To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The following is a summary of the inputs used to value the Fund's investments as of July 31, 2023:

Assets^	Level 1	Level 2	Level 3	Total
Common Stocks	$42,402,272	$-	$-	$42,402,272
Short-Term Investments	10,000	-	-	10,000
Total Investments in Securities	$42,412,272	$-	$-	$42,412,272
^See Schedule of Investments for breakout of investments by sector classifications.

For the period ended July 31, 2023, the Fund did not recognize any transfers to or from Level 3.